Technology Usage and Contribution Agreement

Between

ZHANGJIAGANG CHEMICAL MACHINERY CO., LTD.

and

SES ASIA TECHNOLOGIES, LIMITED.

Related to the Joint Venture Contract between

Zhangjiagang Chemical &Machinery Co., Ltd.

And

SES Asia Technologies, LIMITED.

Dated 14 February 2014

TABLE OF CONTENTS

1.	Definitions	3
2.	SESHK’s Contribution to the Registered Capital of the Company	5
3.	Contribution Schedule and Handover	7
4.	SESHK’s Guarantee	7
5.	Exclusivity	8
6.	Improvements	9
7.	Operation of the Company	9
8.	Marks	12
9.	SESHK Additional Services and Technology Implementation	15
10.	Protection of Intellectual Property Rights	16
11.	Assignment	16
12.	Default and Termination	17
13.	Indemnification	18
14.	Notice	18
15.	Confidentiality	19
16.	Miscellaneous	20

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Technology Usage and Contribution Agreement

THIS TECHNOLOGY USAGE AND CONTRIBUTION AGREEMENT (this “Agreement”) is made by and between SES Asia Technologies, Ltd. (“SESHK”) and the Zhangjiagang Chemical Machinery Co., Ltd (“ZCM”) in relation to the establishment of in ZCM-SES Sino-US Clean Energy Technologies Co., Ltd. (the “Company”). SESHK and ZCM are each herein referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Synthesis Energy Systems Technologies LLC. (“SEST”) is the party to a license agreement with the Gas Technology Institute (the “GTI Agreement”) to license and sub-license the GTI U-Gas® technology;

WHEREAS, the U-Gas® technology has been further improved and modified by SEST and its Affiliates and SEST owns 100% of the SES Intellectual Property for these improvements and modifications and such improvements and modifications have been achieved by SEST and its Affiliates through (i)development, investment in and implementation of two commercial projects in China;(ii) numerous technical engineering studies and additional Know-How; and (iii) extensive global customer development for potential project licenses. Before the Establishment Date, SESHK has 100% proprietary rights and authorization of the SGT to be contributed to the Company by it.

WHEREAS, SESHK and ZCM entered into a Sino-foreign equity joint venture contract to establish the Company on January 23, 2014 (the “Contract”), with the goal of establishing the SGT as the leading gasification technology in China;

WHEREAS, in furtherance of such goal, through this Agreement, SESHK is providing the Company with certain exclusive manufacturing and operation rights relating to the SGT in the Territory under the Contract as its contribution to the registered capital of the Company as agreed by SESHK and ZCM.

NOW, THEREFORE in view of the foregoing premises and in consideration of the mutual promises and covenants contained in this Agreement, SESHK and ZCM agree as follows.

1.	Definitions

The following words and phrases will have the meanings set forth below where used herein with initial capital letters. Capitalized terms used but not defined herein shall have the meaning given such term in the Contract.

1.1	“Confidential Information” has the meaning set forth under the Contract.

1.2	“Effective Date” has the meaning as set out in the JV Contract.

1.3	“License Fee” means a royalty based on the daily capacity of Syngas for which a Project is to be designed under a PSA.

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1.4	“Marks” means the marks listed in Annex B as well as any other trademark or service mark owned by, created by, or licensed to SESHK or its Affiliates and/or ZCM and/or the Company.

1.5	“Project” means a third party project that is, in whole or in part, intended to use or utilize the SGT for the production of SGT related chemicals through the purchase of a valid and binding PSA.

1.6	“Project Sublicense Agreement” or “PSA” means an agreement that includes the necessary technology sublicenses from the Company that are necessary for the operation of a Project in the Territory, under which the Company is the sub-licensor. The PSA will be subject to amendment per the customer’s requirements according Section 7.10 below. The sample PSA attached as Annex 5 of the Contract shall serve as reference and may be subject to amendments as per the requirements of the client in practices provided that the SGT is protected and will be upheld during the implementation of the Project.

1.7	“Proprietary Information” includes, without limitation, any and all drawings, plans, designs, material specifications, dimensions, tolerances, processes, prototypes, assembly procedures, quality control procedures, and other technical information, data and know-how.

1.8	“SES Intellectual Property” means the patents and patent applications listed in Annex A as well as any other patent, patent application, copyright, copyrightable work, registered design, invention, Improvement, trade secret, know-how, Proprietary Information, or other intellectual property rights owned by, created by, or licensed to SESHK and related to the SGT, which includes, inter alia, the SGT and the Know-How. These intellectual properties shall be listed in Annex C on the effective date of this Agreement.

1.9	“SGT” shall include the collection of SES Intellectual Property, Know-How, trade secrets and methods developed by SESHK’s Affiliates for its advanced fluidized bed gasification technology. The SGT has been extensively developed since 2004 and was initially based upon the U-Gas® technology licensed by SESHK and its Affiliates from GTI, and which has been further developed through additional improvements, Know-How and patents developed by SESHK’s Affiliates through industry experience of SESHK’s Affiliates from developing, designing and operating projects in China and from designs by or for SESHK and its Affiliates in their development of projects globally. The SGT is one of the most advanced gasification technologies, which has been commercialized through the construction and operation of industrial projects to be reliable, environmentally-friendly, economically feasible, sustainable and in conformity with China’s energy independence policy and energy strategies. SGT is a part of the equity contribution of SESHK as described in the Agreement. Before the Establishment date SESHK has 100% proprietary rights and authorization of the SGT to be contributed to the Company. And any improvement after the Company is established and developed by the Company belong to the Company, as described in this Agreement.

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1.10	“SGT Feedstock” shall mean low quality coal (a coal with a heating value of less than4,000 kcal/kg or in excess of 20% ash or in excess of 20% total moisture), coal waste materials, renewable fuels such as biomass, refuse derived fuels, and municipal waste, or any mixture of the above (coal shall not be less than 60%), or other carbonaceous materials as mutually agreed which may be converted into Syngas via the SGT.

1.11	“Sub-license Royalty To GTI” shall mean ***% of the license fee subtracted from any license fee received by the Company under any licensed project for payment to be paid to GTI, pursuant to the legally effective agreement between SEST and GTI, after the Company obtains the exclusive SGT rights in the Territory.

1.12	“Synthesis Gas” or “Syngas” means a mixture of CO, H2, CH4 and CO2 produced using the SGT process. Syngas capacity from the SGT may be licensed as a defined daily quantity of CO + H2 or CO + H2 + CH~~4~~, the details of which must be spelled out in a Project Sublicense Agreement.

2.	SESHK’s Contribution to the Registered Capital of the Company

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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2.1	Subject to the terms set out by the Contract and for the purpose of the Company to achieve its business objective and obtain exclusive authorization of the SGT within the Territory, SESHK undertakes, as its contribution to the registered capital of the Company, to fully authorize and grant to the Company the full access to and authorization for the SGT as follows:

(a)	grant site specific PSAs to third parties for the purpose of enabling such third parties to operate their Project(s) to supply a defined capacity of Syngas that is produced using the SGT;

(b)	use the SES Marks for the SGT Proprietary Equipment and Services that utilize SES Intellectual Property including the SGT and in accordance with the requirements of this Agreement;

(c)	engineer and/or design processes that utilize SES Intellectual Property including the SGT and provide such process designs exclusively through PDPs for Projects holding a valid, binding PSA pursuant to this Agreement;

(d)	provide Services for Projects holding a valid and binding PSA pursuant to this Agreement;

(e)	take over the development of Projects in the Territory that have previously been developed by SESHK and its Affiliates as shown in Annex C, which may use the SGT, and for which SESHK and its Affiliates shall, upon the Effective Date, forgo the relevant sales activities according to the terms agreed by the Parties.

2.2	Subject to the terms of the Contract, the above granting by SESHK of the relevant exclusive rights and authorizations and the access to the SGT within the Territory, and others as may be mutually agreed, shall be equivalent to RMB 53,800,000 (in Words: Renminbi fifty-three million eight hundred thousand), according to an appraisal by a legally formed appraisal company in accordance with the relevant appraisal regulations in the PRC, representing thirty-five (35%) percent of the total registered capital of the Company. Both Parties confirm that the value of such appraisal will not be affected due to any future factors.

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3.	Contribution Schedule and Handover

3.1	SESHK shall make the above contributions to the registered capital of the Company within thirty (30) days of the issuance of the business license of the Company.
3.2	The Company shall confirm the completion of the contribution of SESHK following due completion of the activities set forth above in Section 3.1 by issuing a written certificate of contribution to SESHK.
3.3	SESHK shall assist the Company for the filing of SGT related documents (including copies of patents) as described in this TUCA.

4.	SES HK’s Guarantee

4.1	SESHK warrants that the Company shall be the exclusive operational entity for businesses relating to the SGT within the Territory during the term of this Agreement and no other entities and/or individuals, including SESHK and its Affiliates, shall conduct any SGT related operational business (excluding the existing ZZ Plant and Yima Plant as well as equity investments solely developed by SESHK or its Affiliates in the Territory, which shall obtain authorization for the usage of the SGT or any SGT Proprietary Equipment from the Company) within the Territory. During the Joint Venture Term, if the Company loses the exclusivity of the SGT usage rights due to reasons attributable to a breach by SESHK of its warranties under the Contract, in addition to compensation of any losses to ZCM pursuant to the relevant legal requirement, the actual profits of the Projects undertaken by SESHK in violation of such exclusivity shall be paid unconditionally to ZCM by SESHK.

4.2	SESHK warrants that the exclusive usage rights of the SGT which it has granted to the Company are legitimate and continuously existing. During the Term of the Company, all legal disputes arising due to the license between SESHK and its Affiliates and GTI shall have nothing to do with ZCM/the Company and shall be handled by and be the responsibility of SESHK.

4.3	SESHK shall be responsible for the completeness and reliability of the SGT contributed to the Company for projects similar to the ZZ Plant and Yima Plant. SESHK shall guarantee that the SGT has the ability to meet the performance and operational needs of actual Project in an economic and environmentally sound manner. For the PDP design for Projects similar to the ZZ Plant and Yima Plant, the Company will not be required to pay any expenses and fees to SESHK.

4.4	SESHK undertakes to provide the Company with all the SGT Know-How and technical data as described under Annex 2 to the Contract. For 0.2MPa and 1.0PMPa Projects similar to the ZZ Plant and/or Yima Plant (new technology excluded), SESHK shall be responsible for the various guaranteed technology performance parameters under the PSA for the Project. SESHK shall guarantee the Company’s capability to produce complete designs and guaranteed performance for the SGT (similar to ZZ Plant and/or Yima Plant), and SESHK will bear the costs of support and assistance by SESHK and its Affiliates and/or its partners if needed. After the Company has completed two Projects (similar to ZZ Plant and/or Yima Plant) and once these Projects have achieved their required guaranteed technology performance parameters, SESHK shall not be required to continue providing such guarantees or support or assistance thereafter as the Company shall be deemed to be fully capable.

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4.5	SESHK shall be responsible for training any technical personnel of the Company free of charge (excluding process training for Projects not similar to ZZ Plant and Yima Plant) until (i) the employees of the Company are capable of independent technical work; or (ii) the conclusion of the first two (2) years of the Company’s operation.

4.6	SESHK shall provide written documents listing all the SGT related proprietary technology, Know-How and technical data (as set forth under Annex 2 to the Contract) currently owned by it upon the effective date of this Agreement. With regard to any improvement made by the Company after its establishment including patent and proprietary technology, etc., it is agreed as follows: the ownership of the items listed under the Annex 2 to the Contract shall belong to SESHK, while all technical Improvements independently developed by the Company after the establishment of the Company shall be owned by the Company subject to Section 6.

5.	Exclusivity

5.1	The exclusive rights contributed by SESHK to the Company under this Agreement and the exclusive cooperation between SESHK and ZCM via the establishment and the operation of the Company shall be subject to the rights and obligations set out in this Agreement. During the Joint Venture Term, any SGT related market development activities within the Territory shall be executed by the Company unless otherwise agreed by SESHK and ZCM, excluding pure equity investment projects independently developed by SESHK or its Affiliates where, however, the production and sale of SGT Proprietary Equipment and technology license shall be sourced from the Company.

5.2	The Company shall set up a project reporting mechanism within one (1) month of its establishment, by which, any Projects of the Company will be reported to SESHK, and thereafter SESHK shall report such information to GTI according to the agreement executed between SESHK and GTI.

5.3	Within the term of the Company, the Company shall be the exclusive legal entity in the Territory for the development and implementation of gasification technology that uses SGT Feedstock. ZCM or the Company, alone or together, shall not engage in any market activities for any SGT projects outside the Territory, nor establish joint ventures or other entities. If ZCM or the Company receives formal quotation requests in writing from outside the Territory for any similar SGT project, it shall notify SESHK in writing immediately, and SESHK may agree to develop such project together with the Company. After the early termination of the Company, if ZCM desires to engage in similar SGT development, it must obtain SESHK’s written consent under mutually agreeable terms. After the expiration of the Company, both Parties shall proceed as mutually agreed.

5.4	Within the Territory, SESHK or its Affiliates may pursue and develop equity investment projects for SESHK or its Affiliates. If such project to be developed for equity investment by SES or its Affiliates shall use the SGT, such use must be licensed through the Company for implementation of the SGT and/or equipment sale.

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5.5	The Parties agree as follows with respect to the right of exclusivity as granted to the Company within the Territory:

(a)	Without prejudice to Section 5.4 above, SEST and its Affiliate shall transfer its sales and development effort for Projects carried on by it in Indonesia, Vietnam, the Philippines, Mongolia and Malaysia as provided in Annex D hereto before the establishment of the Company and transfer such Projects to the Company within ninety (90) days of the Effective Date. All pre-transaction costs for the above Project development will be settled by negotiation between the Company and SESHK;

(b)	Within the first five (5) years of the establishment of the Company, if no SGT Project has been substantially developed in Indonesia, Vietnam, the Philippines, Mongolia, or Malaysia, the Parties shall negotiate the cancellation of the exclusivity to the Company in these countries.

6.	Improvements

6.1	If any Party, the Company, or its Affiliates should make, or acquire, any Improvements, whether patentable or not, relating to the SGT then such Party or the Company hereby grants to the other Party or the Company for the term of this Agreement, an irrevocable, non-exclusive, royalty-free right to use or license such Improvements. Each Party and the Company hereby agrees to disclose to the other Party or the Company any Improvements and the nature and manner of applying and utilizing such Improvements within three (3) months of discovery of the Improvement. All such Improvements disclosed shall become and thereafter be a part of the SGT and both Parties and the Company shall have the same rights, licenses and obligations with respect to the Improvement. ZCM’s use of the Improvements is limited to the manufacturing of the SGT Proprietary Equipment and is not extended to any other business unrelated to the SGT Proprietary Equipment.

6.2	During the Term of the Contract, the Company shall have all rights to the Improvements within the Territory, while SESHK shall have all rights to the Improvements outside the Territory. The Company shall secure patents for any Improvements within the Territory if practical. SESHK or Affiliates of SESHK shall secure patent for Company Improvements outside the Territory for their protection.

7.	Operation of the Company

7.1	Pursuant to Section 2.1 above, the Company grants SGT sublicenses to Projects. The Company will grant site specific PSAs, sell SGT Proprietary Equipment, and provide Services to third parties in the Territory for the purpose of enabling such third parties to use the SGT for Projects.

7.2	Each PSA for a Project will include a License Fee which is royalty based according to the daily capacity of Syngas for which the Project is to be designed. The Company will use all reasonable commercial efforts to maximize the License Fee for each PSA. License Fees will be based on Syngas capacity and will utilize the following calculation method where *** = *** per ***; *** = *** and *** = ***:

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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License Fee = ***

7.3	The Company management will determine the maximum SGT license fee achievable for each Project based on the market application, country, competition and SGT technology differentiation and advantages.

7.4	The Company will pay to SESHK, *** of the License Fees received for each PSA for the purpose of enabling SEST to fulfill its obligation of paying GTI the Sub-license Royalty. Payments of the License Fees whether in its entirety or in installments set forth in the PSA will be directly paid within fifteen (15) days of receipt of the License Fees by the Company to SESHK and through SESHK to GTI pursuant to the GTI Agreement. Within fifteen (15) days after the Company has made such payments, SESHK shall provide the Company proof of payment to GTI.

7.5	All amounts payable related to the Sublicense Royalty to GTI under a project, after such amounts have been examined and verified by the Company, and after paying the withholding taxes and other relevant expenses in accordance with applicable legal requirements and deducted therefrom by the Company, shall be paid by the Company to SESHK. Any amounts not timely paid shall be subject to an interest charge of the average of the daily prime rate of Citibank (New York) at the close of each day’s business, plus two percent (2%) per annum beginning on the day when such payment has become due and continuing until the day when such payment is made. Notwithstanding this Paragraph, failure to make any payment on or before its due date shall be a default by the Company for purposes of Section 12hereof.

7.6	All amounts specified in this Agreement related to a PSA are in U.S. Dollars and shall be paid in U.S. Dollars and be remitted, preferably by wire transfer, to SESHK upon ten (10) days prior written notice thereof to the Company.

7.7	Each PSA will require that a Project have a PDP and must purchase its SGT Proprietary Equipment and Technical Services from the Company for which the price and terms will be defined in separate agreements for PDP, equipment sales and technical services or as a part of an overall packaged offering.

7.8	For the avoidance of doubt, no project, customer or any third party may be sold a PDP, SGT Proprietary Equipment or Services by the Company without a valid, binding PSA in place first with such third party, except in the instance of providing preliminary technical proposals to customers for market development purposes.

7.9	A list of potential Projects under development by the Company must be maintained and submitted to SESHK quarterly for inclusion in SESHK’s quarterly submittal to GTI, and SES HK’s and GTI’s consent for such Projects shall not be unreasonably rejected.

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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7.10	PSA must substantially follow the standard form of License Agreement provided in Annex 5 of the Contract. Any material modifications to the standard form of License Agreement must be mutually agreed by the Parties. Each PSA must include (i) terms requiring the automatic assignment of the PSA to SESHK upon termination of this Agreement, and (ii) confidentiality terms at least as restrictive as those in this Agreement. The terms and conditions for the above assignment will be negotiated and agreed separately.

7.11	A copy of an executed PSA must be provided to SESHK in English and Chinese. SESHK will provide copies of this information to GTI per the terms of the GTI Agreement.

7.12	The engineering works (including but not limited to PDPs, basis for design, CDPs, process flow diagrams (PFDs), piping and instrumentation diagrams (P&IDs), Proprietary Equipment data sheets, control and safety system logic, start-up and operating procedures and material selection guide) prepared by the Company must be submitted to SESHK for examination and approval for conformity to SESHK standards before being delivered to customers and applied to projects. The Company will submit all engineering works at least three weeks prior to the date that approval is needed. Notification of the expected submission dated for documents needing review will be submitted to SESHK upon execution of a PSA and/or PDP agreement by the Company.

Alternatively the Company and SESHK may establish reviews of works in progress based on mutually agreeable terms in order to facilitate speedy completion of deliverables while maintaining quality standards. If SESHK determines the relevant engineering works do not meet expectations, SESHK shall identify the issues for modification by the Company.

7.13	Copies of all technology works in progress, patents and patent disclosures, studies, feasibility study reports, and PDPs of the Company shall be transmitted to SESHK upon completion of the relevant work or Project. Meanwhile, copies of all technology works in progress, patents and patent disclosures, studies, feasibility study reports and PDPs of SESHK and its Affiliates outside the Territory, shall be transmitted to the Company upon completion of the relevant work or Project.

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8.	Marks

8.1	The Company’s marks shall be unanimously approved by the Board after the Company’s establishment, which could be “SESHK mark and/or ZCM mark and/or other mark”. The Company shall be entitled to apply for registration of any trademarks of the Company in both Chinese and English for the use of such trademarks on any goods, products, equipment, advertising and promotional items within the Territory.

8.2	SESHK and/or ZCM will provide the Company with the SGT and/or ZCM related trademarks for the development of the business of the Company. SESHK and/or ZCM will retain all ownership of their respective trademarks and grant the Company a royalty free license for those trademarks as long as and to the extent necessary for the Company to fulfill its operation purposes under this Agreement.

8.3	All SGT and SGT Proprietary Equipment to be marketed by the Company shall bear the SESHK and/or ZCM brand(s) for the SGT and SGT proprietary equipment. The Company may have another SESHK and/or ZCM-related brand if so unanimously approved by the Board.

8.4	The Company acknowledges the validity of the Marks and the relevant Party’s sole and exclusive right, title and interest in and to the Marks, including the right to register or to have registered the Marks, and such relevant Party’s own and control all of the goodwill associated with their respective Marks and such goodwill shall remain at all times the sole and exclusive property of the relevant Party. Apart from its rights under this Agreement, the Company will not acquire any right, title or interest in the Marks during or after the Term. The Company recognizes the great value of the publicity and goodwill associated with the Marks and acknowledges that such goodwill exclusively belongs to the relevant Party and that the Company's use of the Marks will inure solely for the benefit of the Company.

8.5	The Company acknowledges that the maintenance of SESHK/ZCM’s quality standards for services and products which bear the Marks are material conditions of this Agreement and that SESHK and/or ZCM is relying upon the Company's representation and warranty that they will use the Marks only in a manner approved by SESHK and/or ZCM and consistent with such quality standards. Without limitation on the foregoing, The Company agrees that it shall comply with each of the following (collectively, “SESHK/ZCM Standards”):

(a)	The Company agrees that it will use reasonable efforts to comply with all conditions set forth in writing from time-to-time by SESHK and/or ZCM with respect to the style, appearance and manner of use of the Marks. In addition, upon SESHK and/or ZCM's request, the Company shall place all notices reasonably acceptable to SESHK and/or ZCM on any Mark usage and any marketing, advertising, or promotional materials bearing the Marks to identify the licensed use under this Agreement and the proprietary rights of SESHK and/or ZCM in such Marks;

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(b)	All marketing, advertising and promotional material shall be subject to review from time to time by SESHK and/or ZCM with respect to, but not limited to, content, style, appearance, and composition;

(c)	The Company will use and display the Marks only in a form and style which does not defame, disparage, dilute, place in a bad light, or otherwise injure SESHK and/or ZCM, any Affiliate of SESHK and/or ZCM, or any owner, officer, or director of SES or any of their respective Affiliates;

(d)	The Company will not represent in any manner that it has any ownership interest in the SESHK and/or ZCM Marks or any goodwill associated therein. The Company will not represent in any manner that it has any rights in or to the Marks other than as set forth in this Agreement;

(e)	The Company further agrees that it will not apply for nor seek to obtain trademarks, service marks, registrations or any other property rights in the Marks;

(f)	The Company agrees that if the Company receives knowledge of any usage or exploitation of the Marks, or of other confusingly similar mark, by any person or entity other than the Company or SESHK and/or ZCM, and if the Company has a belief that such use is not approved by SESHK and/or ZCM, then the Company will promptly notify SESHK and/or ZCM in writing and shall assist SESHK and/or ZCM in any enforcement action SESHK and/or ZCM may elect to bring in its sole and absolute discretion; and

(g)	The Company shall undertake any corrective actions requested by SESHK and/or ZCM in order to comply with SESHK-ZCM’s Quality Standards in a timely and professional manner and shall provide SESHK and/or ZCM with such evidence of compliance as SESHK and/or ZCM may reasonably request.

8.6	The Company agrees that:

(a)	During the Term and thereafter, The Company will not attack any of the Marks, trade names, domain names or other intellectual property rights pertaining to the Marks in the Territory or anywhere in the world, and will not aid or assist any third person or entity in doing so;

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(b)	The Company will not harm, misuse or bring into dispute the Marks in the Territory or anywhere in the world;

(c)	The Company will use and exploit the Marks only in accordance with the terms and intentions of this Agreement; and

(d)	The Company will comply with all laws and regulations relating or pertaining to the use or exploitation of the Marks and shall maintain SESHK/ZCM’s Quality Standards for the goods and services provided by the Company which bear, are related to or are otherwise in connection with the Marks, and shall further comply with any regulatory agencies which have jurisdiction over the Marks.

(e)	The Company’s use of the Marks will be subject to SESHK approval and be in accordance to SESHK/ZCM Standards.

8.7	As of the establishment date of the Company, both Parties have 100% ownership to the Marks as listed in Annex B. After the establishment of the Company, the marks developed by the Company shall be 100% owned by the Company.

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9.	SESHK Additional Services and Technology Implementation

9.1	Subject to the terms and conditions as set forth under the Contract and this Agreement, SESHK will provide design and engineering reviews for the benefit of the Company and SESHK will supply technical services to the Company to enable the Company to deliver PDPs to Qualified Projects that license the SGT from the Company.

9.2	SESHK will provide timely review of PDPs and equipment designs to assure they meet SGT quality standards and will perform as required.

9.3	SESHK will provide to the Company engineers who are experienced in and capable of preparation of PDPs as its employees and will be responsible for the PDP design work. SESHK shall second one senior technical expatriate engineer with significant experience with the SGT to the Company through the first anniversary of the Effective Date to serve as the Company’s chief technology officer (“Company CTO”). The Company shall pay the salaries of the above Seconded Personnel.

9.4	SESHK will provide necessary support and training to the Company’s employees in accordance with the plan as developed and implemented by SESHK and the Company on a mutually agreed basis, to enable the Company to complete the PDPs in accordance with Section 2.1, Section 7.7 and Section 7.12.The Company will pay SESHK its actual costs for such support and training, except for projects similar to ZZ Plant and Yima Plant which will be provided free of charge by SESHK.

9.5	SESHK will provide the Critical Design Parameters free of charge for every Project which implements the SGT.

9.6	SESHK will provide technical support, as reasonably requested by the Company, in connection with preparation of PDPs, start-up and commissioning for Projects. The Company will pay SESHK its actual costs for such support, except for projects similar to ZZ Plant and Yima Plant which will be provided free of charge by SESHK.

9.7	SESHK will assist the Company to obtain access to the GTI and other third party testing facilities, with costs fully reimbursed by the Company, if applicable.

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10.	Protection of Intellectual Property Rights

10.1	The Parties will establish a joint Intellectual Property Committee with two (2) members from the Company and two (2) members from SESHK. This committee shall review all Improvements and intellectual property protection measures annually to develop recommended patent disclosure measures to protect all types of SGT and Improvements and shall make such recommendation to the Company Board on an annual basis.

10.2	The Parties shall inform each other immediately of any infringements, misuse, or misappropriations of any portion of the SGT in the Territory.

10.3	SESHK and the Company shall both be entitled to take action against infringers either separately or jointly in the enforcement of rights related to the SGT, Know-How and Improvements in the Territory. Any enforcement conducted by the Company or SESHK shall be at their own expense. If action is taken jointly then the costs shall be shared equally or as otherwise agreed by the Parties. The Parties shall assist each other with reasonable efforts in such actions. In the event of an enforcement action taken by the Parties jointly, SESHK and the Company may enter into a separate agreement related to the allocation of the reimbursement based on their respective losses suffered.

10.4	The Company/SESHK shall protect the SES Intellectual Property/SGT, the Know-How and Improvements/Company Improvements in any form, including calculations, methodologies, software, spreadsheets, computer programs and mathematical algorithms which generally fall into the category of trade secrets and/or Confidential Information and shall never publish or patent such information without the written joint consent of the Company and SESHK. Such SES Intellectual Property/SGT, the Know-How and Improvements/Company Improvements shall be protected and secured as sensitive Confidential Information of the Company and SESHK. The Company/SESHK must take all efforts to limit such trade secrets to only those Working Personnel and Management Personnel who must use the information to conduct the business of the Company. The Company/SESHK must restrict all access or ability to photocopy or make electronic copies of such trade secrets and/or Confidential Information. Any violation of the aforesaid shall constitute a material breach of this Agreement and therefore lead to its termination.

11.	Assignment

11.1	This Agreement shall be binding upon the Parties hereto and the successors to substantially the entire assets and business of the respective Parties hereto. This Agreement shall not otherwise be assignable by either Party without the prior written consent of the other Party; provided, however, this Agreement shall be assignable by either Party to a successor to substantially all of the assets and business of such Party, provided such successor is not a competitor of SESHK/ZCM. Any and all assignments of this Agreement or of any interests therein not made in accordance with this section shall be void.

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11.2	The Parties acknowledge that the damage or loss that would be caused by a breach of this Agreement would be difficult, if not impossible, to quantify, and accordingly, notwithstanding Section 16.2, each Party and its Affiliates shall be entitled to specific performance to compel compliance with the provisions of this Agreement.

12.	Default and Termination

12.1	Term. The term of this Agreement shall commence on the Effective Date of the Company and shall continue for twenty (20) years or until any such time the Contract is terminated or liquidation procedures for the Company are commenced pursuant to the Contract, or there is any other termination in accordance with this section. This Agreement can be renewed or terminated upon mutual written consent of the Parties.

12.2	Suspension. In the event of a dispute between the Parties, both Parties shall continue the performance of this Agreement in all aspects. Notwithstanding the foregoing, if such dispute poses significant adverse impact on the performance of this Agreement in all aspects, either Party may suspend the performance of this Agreement.

12.3	Termination Following Breach. If either Party shall be in default of, or otherwise breaches, any obligation hereunder, resulting in a failure to achieve the purpose of the Contract or this Agreement by the other Party, then the other Party may give written notice to the defaulting Party specifying the claimed particulars of such default and in the event the defaulting Party shall not have remedied such default within ten (10) days in the case of a monetary default, and thirty (30) days for a non-monetary default, after the date of such notice (or such a longer period of time to be approved in the sole discretion of, and in writing by, the non-defaulting Party, if such failure is capable of being cured and the defaulting Party is proceeding diligently to cure such default), the non-defaulting Party shall have the right thereafter to immediately terminate this Agreement by giving written notice to the defaulting Party to that effect.

12.4	Termination Following Insolvency or Bankruptcy. This Agreement shall terminate immediately and automatically upon the act of the Company admitting in writing its inability to pay its debts generally as they become due, filing a petition in bankruptcy or under any other insolvency act, making an assignment for the benefit of creditors, or upon a petition in bankruptcy, or for the appointment of a receiver being filed against it, failing to have the petition or appointment dismissed or vacated within sixty (60) days from the date thereof.

12.5	Implications of Termination. Except as otherwise expressly provided, any termination of this Agreement shall not release a Party from any claim of the other Party accrued hereunder prior to the effective date of such termination.

12.6	Survival. The obligations of the Parties pursuant to Section8 and Sections 10 through 15of this Agreement shall survive any termination of this Agreement.

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13.	Indemnification

The Company agrees to hold harmless, defend, and indemnify SESHK and its managerial staff, directors, employees, agents, Affiliates, successors and assigns (the “SESHK Indemnified Parties”) from any and all claims, causes of action, losses, costs, injuries or deaths, liabilities, damages and any and all expenses, including and without limitation to reasonable attorney’s fees, incurred by SESHK Indemnified Parties, or the expenses and fees arising out of or relating to any of the follows:

(a)	any misrepresentation or false warranty made by the Company in this Agreement;

(b)	any use or misuse of the SGT; and

(c)	any infringement or claimed infringement of any aspect of the SGT upon the intellectual property rights of any third party. Such indemnification obligation shall be effective throughout the Term of this Agreement, and shall survive the termination or expiration of this Agreement.

14.	Notice

14.1	Addresses. The addresses of the Parties hereto are as follows, but either Party may change its address for the purpose of this Agreement by notice in writing to the other Party:

ZCM:

No. 20 Chengyang Road, Houcheng, Jingang Town, Zhangjiagang City, Jiangsu Province, 215631, PRC

Attention: XU, Ye

Telephone No:0512-5673-9008

Facsimile No.: 0512-5673-9009

SESHK:

7/F., Bonham Centre 79-85 Bonham Strand, Sheung Wan

Attention: ROBERT WAYNE RIGDON

Telephone No: 001-(713) 579-0600

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14.2	In the event notices, statements, payments received under this Agreement by a Party hereto are sent by certified or registered mail to the Party entitled thereto at the address provided for in this Agreement, they shall be deemed to have been given or made as of the date so mailed, and if sent by wire then as of the date transferred.

15.	Confidentiality

15.1	Except as hereinafter provided, the provisions of this Agreement and all information or documents which come into the possession of the Company, or its Affiliates, in connection with the performance hereof, and any other Confidential Information, may not be communicated to third parties without mutual consent by both Parties. However, the Company shall have the right to disclose such provisions, information or document without mutual consent:

(a)	to Affiliates of the Company or their employees, provided such disclosure is solely to assist such person in performing the functions for which they were engaged in connection with any Project, and such persons undertake to keep such information or documents under terms of confidentiality equivalent to this Section 15, and provided further that a list of such persons receiving information pursuant to this section is provided to both Parties and is updated at least every thirty (30) days;

(b)	to legal counsel, accountants, financial advisers, lenders, other professional consultants, and insurance underwriters for a Party, provided such disclosure is solely to assist such person in performing the functions for which they were engaged in connection with any Project, and such persons undertake to keep such information or documents under terms of confidentiality equivalent to this Section 15;

(c)	if required by any court of law or any law, rule, or regulation having jurisdiction over a Party, or if requested or required by an agency of any government having or asserting jurisdiction over a Party, and having or asserting authority to require such disclosure in accordance with that authority or pursuant to the rules of any recognized stock exchange or agency established in connection therewith, provided, that a Party making such a required disclosure shall make good faith efforts to advise the other Party of the same as soon as reasonably practicable, and shall make reasonable efforts to secure protective treatment for the disclosed information and with respect to any disclosure requirements of any recognized stock exchange, shall cooperate with the non-disclosing Party regarding the information to be disclosed;

(d)	to the extent any such information or document has (i) been independently developed by the Company, (ii) has been acquired from a third party who has no obligation of confidentiality or non-use in regards to the SGT, or (iii) entered the public domain other than through the fault or negligence of any Party hereto(for this purpose any disclosure by a person contemplated by Section 15.1(a) shall be deemed to be the fault or negligence of such Party); and

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(e)	to an arbitration tribunal in connection with resolution of a dispute under this Agreement.

15.2	The confidentiality obligations of third parties who receive any information pursuant to Section 15.1 shall be set forth in a non-disclosure agreement between the Company and such third party substantially similar to the standard non-disclosure agreement attached as Annex D hereto. The confidentiality obligations set forth in such non-disclosure agreement shall expressly survive the termination or expiration of the agreement. A fully executed of such non-disclosure agreement shall be provided to SESHK by the Company.

15.3	The Parties acknowledge and agree both Parties have entered into the Agreement under the condition that the SGT, the Know-How and all other relevant intellectual property will be protected by the Parties and the Company, and that the Parties and the Company shall protect all Confidential Information related to the SGT, Improvements and Know-How, and any Confidential Information of the Parties, and ensure that all such information is not transmitted to third parties and all SGT Confidential Information is returned to SESHK at the end of the Term, and all ZCM Confidential Information is returned to ZCM at the end of the Term or upon liquidation of the Company and is not used by ZCM or the Company except as specifically authorized under this Agreement. The Parties agree that the default on confidential obligation may constitute material breach of this Agreement, and thus result in termination of this Agreement, except, however, SGT related Confidential Information obtained by any third party not by reason attribute to a breach by the Company or a Party.

16.	Miscellaneous

16.1	Each party represents and warrants to the other that:

(a)	it is an entity duly formed, validly existing, and in good standing and has all requisite power and authority to make, execute and deliver this Agreement and to consummate the transactions contemplated herein;

(b)	the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly approved and authorized by all necessary corporate actions on its behalf;

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(c)	neither the execution and delivery of this Agreement by it nor the consummation by it of the transactions contemplated hereby, will constitute a violation of, or be in conflict with: (i) any judgment, decree, order, regulation or rule of any governmental authority; (ii) any law, regulation or order of any governmental authority; or (iii) any agreement entered into with a third party; and

(d)	it has the full right to grant the rights, assignments and licenses granted by it in this Agreement.

16.2	All disputes arising out of this Agreement shall be settled in accordance to Article 27 of the Contract.

16.3	The validity and interpretation of this Agreement and the legal relations of the Parties to it shall be governed by the published and publically available laws, rules and regulations of China. If there are no published or publically available Chinese laws, rules and regulations or international treaties or conventions governing a particular matter, the then current general business practices in China shall apply, to the extent that they are in conformity with generally accepted international business practices and principles.

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16.4	Severability; Compliance with Law. If one or more provisions of this Agreement should be held invalid for any reason whatsoever by any court, administrative agency, or arbitration board, such provision or provisions shall be severed from this Agreement and the remainder of the Agreement shall remain in effect. None of the provisions of this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any material statute, law or ordinance, the latter shall prevail; but in such event the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements and the remainder of the Agreement shall remain in effect without modification. Each Party agrees to comply with all applicable laws and regulations as well as appropriate business standards when conducting activities under this Agreement. This obligation shall apply to the activities of employees of such Party in their relations with employees of the other Party, including, but not be limited to, establishing precautions to prevent its employees from making, receiving, providing or offering any substantial gifts, extravagant entertainment, payments, loans or other considerations. Without limitation to the foregoing, each Party agrees that it shall not furnish, deliver, or release the technology, services, software, or commodities made available to it hereunder to any individual, entity, or destination, or for any use, except in full accordance with all applicable laws, regulations, and requirements of home countries (or districts) with respect to export control and trade sanctions. Each Party will comply with all prohibitions on transactions with or transfers to the nations or governments where the parties located in or operated from, subject to comprehensive economic sanctions of all home countries (or districts), and prohibitions on transactions with or transfers to entities or individuals identified on the government’s List of Specially Designated Nationals and Blocked Persons (relevant Bureau) and Denied Persons List and Entity List (relevant Bureau) of the home countries (districts). Each Party agrees and understands it shall be responsible for ongoing compliance with all such applicable laws, regulations, and requirements.

16.5	Entire Agreement. This Agreement (including all schedules and attachments, which are a part hereof), and the Contract, embody the entire understanding between SESHK and ZCM and any prior or contemporaneous representations, warranties or arrangements between the Parties relating hereto, either oral or written, are hereby superseded.

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16.6	Publicity. Neither Party will make any announcement of any kind, oral or written, public or private, to any external party, including the media, governments or financial institutions, regarding this Agreement without the prior written consent of the other Party, except to the extent required by any court of law or any law, rule, or regulation having jurisdiction over a Party, or if requested or required by an agency of any government having or asserting jurisdiction over a Party, and having or asserting authority to require such disclosure in accordance with that authority or pursuant to the rules of any recognized stock exchange or agency established in connection there with. In the event that the Company mentions the U-GAS Process that is the subject matter of this Agreement in writing in any press release or other promotional documentation, the Company shall include the phrase “Licensed from Gas Technology Institute and Synthesis Entergy Systems, Inc.” in said release or promotional documentation.

16.7	Headings. The headings in this Agreement are for informational purposes and should not be construed as altering the terms of the Agreement.

16.8	Independent Status of Parties. The Parties enter into this Agreement solely on their own behalf and not on behalf of any other person or entity. No party is a third party beneficiary of this Agreement. Each party shall act as an independent contractor and shall not bind nor attempt to bind the other party to any contract, or any performance of obligations outside of this Agreement. Nothing contained or done under this Agreement shall be interpreted as constituting either party the agent of the other in any sense of the term whatsoever.

16.9	Interpretation. The Chinese and English versions of this Agreement shall be equally valid. The choice of words used in this Agreement shall be deemed to be wording chosen by both Parties to express their mutual intent and agreement. Each Party acknowledges that it has had adequate opportunity and bargaining strength to review, negotiate, and revise this Agreement.

16.10	Waiver. No waiver of any right or rights under this Agreement shall be of any effect or binding upon either Party unless such waiver is in writing and is signed by an authorized representative of the Party so waiving such right or rights. Further, no waiver of any right or rights under this Agreement shall be deemed a waiver of, acquiescence in or consent to any other breach or default occurring at any time.

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16.11	Modification. No changes, alteration or amendment of this Agreement shall be of any force or effect unless it is in writing, executed by authorized representatives of both Parties and such writing expressly states that it is to be an alteration or amendment of this Agreement.

16.12	No Third Party Beneficiaries. Nothing in this Agreement is intended nor shall it be construed to give any person, other than the Parties hereto and their respective successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provisions hereof.

16.13	Remedies. The Parties acknowledges that money damages would be an inadequate remedy for the damages of a Party arising from the breach of this Agreement by the other Party. Therefore, the Parties agree that either Party shall be entitled to other remedies, including injunction and specific performance, in the event of any breach or threatened breach of the provisions of this Agreement by the other Party.

Unless otherwise expressly provided in this Agreement, the rights and remedies set forth in this Agreement are in addition to, and not in limitation of, other rights and remedies under this Agreement or available at law, and the exercise, or non-exercise of one right or remedy will not be deemed a waiver of any other right or remedy.

16.14	Force Majeure. Time and diligence of the Parties are of the essence to this Agreement, it being understood that in the event of any act of God, war, insurrection, strike or wildcat labor disturbance, or act or occurrence solely outside the direction or control of the Parties, which occasions some delay, the time periods set forth hereunder shall be extended for the duration of such act or occurrence.

16.15	After obtaining the business license of the Company, the Parties agree hereby that the legal representative of the Company shall sign and stamp hereunder on the signature page, so to confirm that SESHK has completed its contribution to the Company, and the Company is bound by this Agreement.

16.16	This Agreement is an appendix to the JV Contract and is a necessary supplement to the Contract. This Agreement and the Contract shall have the same legal effect.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

Zhangjiagang Chemical & Machinery Co., Ltd.

By:	/s/ Chen, Yuzhong
Name:	Chen, Yuzhong
Title:	Chairman
Date:	14 February 2014

SES ASIA TECHNOLOGIES, LIMITED.

By:	/s/ Robert W. Rigdon
Name:	Robert Wayne Rigdon
Title:	President
Date:	14 February 2014

ZCM-SES SINO-US CLEAN ENERGY TECHNOLOGIES CO., LTD.

By:
Name:
Title:
Date:

The following undersigned jointly and severally agrees to be bound by the obligations of the Company under this Agreement:

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Annex A

SES Intellectual Property

U-Gas® Patents (GTI)

U-Gas® 专利 (GTI)

Patent Number专利号	Description描述
US 3,884,649	Coal Pretreater and Ash Agglomerating Gasifier 煤的预处理和灰熔聚气化炉
US 3,867,110	Method of Coal Pretreatment 煤的预处理方法
US 3,935,825	Coal Ash Agglomerating Device 煤的灰熔聚设备
US 4,057,402	Coal Pretreatment and Gasification Process 煤的预处理和气化工艺
US 4,023,280	Valve for Ash Agglomerating Device 灰熔聚设备阀
US 4,191,539	Improved Apparatus for Feeding Caking Coals to a Gasifier 气化炉粘结性煤进料的装置改进
US 4,202,673	Coal Conversion Apparatus 一种煤转换装置
US 4,229,298	Fluidized Bed Apparatus and Process 流化床设备和工艺

A-1

US 24,315,758

Process for the production of fuel gas from coal by introducing an oxygen containing gas into the bottom of the fluidized bed through a separate conduit positioned within the center of a nozzle adapted to agglomerate and withdraw the ash from the bottom of the fluidized bed.

一种煤制燃料气产出工艺;氧气从中心管喷嘴进入到流化床底部;并通过这个中心管进行灰团聚和底部排渣。

US 4,369,045	Fluidized-Bed Gasification Process with Agglomerated Solids Removal 一种固体团聚排渣的流化床气化工艺
US 4,416,857	Fluidized-Bed Gasifier or Similar Device for Gasification of Ash and Untreated Coal 气化灰和未处理煤的流化床气化炉或类似设备
US 4,435,364	Fluidized-Bed Gasifier or Similar Device for Gasification of Ash and Untreated Char 气化灰和未处理焦的流化床气化炉或类似设备
US 4,483,692	Apparatus for Fluidized Bed Coal Gasification Reactor 流化床煤气化反应器装置
US 4,544,375	Method for Controlling Ash Level in Ash Agglomerating Fluidized Bed Gasifier 控制灰熔聚流化床气化炉中灰水平的方法

US 4,664,678	Apparatus and Process for Controlling Fluidized Beds 控制流化床的设备和工艺
US 4,867,756	Removal of Sulfur Compounds in Fluidized bed Carbonaceous Solids Gasification 去除流化床含碳固体气化中的硫化物

Invention 1 发明1	Dust Removal Method Using Baghouse Filters And Dust Removal Apparatus Therefor 干法布袋除尘装置 Inventors: Minghai Gu, Songliang Sun, Guangliang Luo 发明人;顾明海;孙松良; 骆光亮
(I) PCT/CN2009/000578 entered following countries已于下列国家申请专利 Filing Date: 26-May-2009 备案日期;2009年5月26日
Australia澳大利亚	China中国	India印度	Indonesia印度尼西亚	US美国	Vietnam越南	Turkey土耳其
App. No. 申请号 2009253633	App. No. 申请号 200980120579.2	App. No. 申请号 9234/DELNP/2010	App. No. 申请号 W00201004464	App. No. 申请号 12/994,850	App. No. 申请号 1-2010-03530	App. No. 申请号 2010/11132 Pat. No. TR 2010 11132 B
All pending等待结果						Issued已授权
(II) Chinese utiltiy model中国实用新型 200820119811.3: Issued已授权 Filing Date: 27-May-2008 备案日期;2008年5月27日

Invention 2 发明2	HRSG For Use With Fluidized Coal Gasifier 一种流化床煤气化用余热锅炉 Inventors: Minghai Gu, Songliang Sun, Guangliang Luo 发明人;顾明海;孙松良; 骆光亮
(I) PCT/CN2009/000579: entered following countries 已于下列国家申请专利 Filing Date: 26-May-2009 备案日期;2009年5月26日
Australia澳大利亚	China中国	India印度	Indonesia印度尼西亚	US美国	Vietnam越南	Turkey土耳其
App. No. 申请号 2009253634	App. No. 申请号 200980120578.8 Pat No.专利号 ZL 200980120578.8	App. No. 申请号 9240/DELNP/2010	App. No. 申请号 W00201004463	App. No. 申请号 12/994,851	App. No. 申请号 1-2010-03531	App. No. 申请号 2010/10838 Pat No.专利号 TR 2010 10838 B
Pending等待结果	Issued已授权	All Pending等待结果				Issued已授权
(II) Chinese utiltiy model 中国实用新型 App. No. 申请号 200820119812.8: issued 已授权 (CN201272780Y) Filing Date: 26-May-2008 备案日期;2008年5月26日
Invention 3 发明3	Fluidized bed gasifier with solids discharge and classification device 具有固体颗粒排放及分类装置的流化床反应器 Inventors: Tsung-Yao Robert Sheng 发明人;盛宗耀
(I) PCT/US2009/046336: entered following countries 已于下列国家申请专利 Filing Date: 05-Jun-2009 备案日期;2009年6月5日

Australia澳大利亚	China中国	India印度	Indonesia印度尼西亚	US美国	Vietnam越南	Turkey土耳其
App. No. 申请号 2009256101	App. No. 申请号 200980121529.6	App. No. 申请号 9233/DELNP/2010	App. No. 申请号 W00201004533	App. No. 申请号 12/996,017	App. No. 申请号 1-2011-00025	App. No. 申请号 2010/10131 Pat No.专利号 TR 2010 10131 B
All pending等待结果						Issued已授权
Invention 4 发明4	Method and Apparatus for Fine Solids Recycle 细微固体颗粒回收利用装置及包括其的流化床反应器 Inventors: Guohai Liu 发明人;刘国海
(I) US App. No. 申请号12/111,767 Pat No.专利号 US 7,879,294 B2: Issued已授权 Filing Date: 29-April-2008 备案日期;2008年4月29日
(II) CN App. No. 中国申请号 200910203552.1: Pending 等待结果 Filing Date: 20-May-2009 备案日期;2009年5月20日
Invention 5 发明5	Loop Seal for Recycling Solids from a Cyclone and Fluidized Bed Reactor and Method Using the Same 用于回收利用旋风分离器中固体颗粒的回料阀以及流化床反应器和其使用方法 Inventors: Guohai Liu 发明人;刘国海
(I) PCT/US2010/037558: entered following countries 已于下列国家申请专利 Filing Date: 05-Jun-2010 备案日期;2010年6月5日

Australia澳大利亚	China中国	India印度	Indonesia印度尼西亚	Vietnam越南	US美国	Turkey土耳其
App. No. 申请号 2010256358	App. No. 申请号 201080025126.4	App. No. 申请号 9720/DELNP/2011	App. No. 申请号 W00201104449	App. No. 申请号 1-2012-00036	App. No. 申请号 13/376,291	App. No. 申请号 A 2011/11917 Pat No.专利号 TR 2011 11917 B
All pending等待结果						Issued已授权
Invention 6 发明6	Method and Apparatus for Cooling Solid Particles Under High Temperature and Pressure 在高温高压下冷却固体颗粒的方法及装置 Inventors: Guohai Liu 发明人;刘国海
(I) PCT/US2009/046335: entered following countries 已于下列国家申请专利 Filing Date: 05-Jun-2009 备案日期;2010年6月5日
Australia澳大利亚	China中国	India印度	Indonesia印度尼西亚	Vietnam越南	Turkey土耳其
App. No. 申请号 2009256100	App. No. 申请号 200980121542.1	App. No. 申请号 9232/DELNP/2010	App. No. 申请号 W00201004534	App. No. 申请号 1-2011-00026	App. No. 申请号 2010/10132
All Pending等待结果
(II) US App. No. 美国申请号 12/133,759: Pending 等待结果 Filing Date: 05-Jun-2008 备案日期;2008年6月5日

Invention 7 发明7	Method and apparatus for particle recycling in multiphase chemical reactors 回收利用多相化学反应器中颗粒的方法及装置 Inventors: Michael Xu 发明人;徐春发
(I) PCT/US2011/062273: entered following countries 已于下列国家申请专利 Filing Date: 29-Nov-2011 备案日期;2010年6月5日
Australia澳大利亚	India印度	Indonesia印度尼西亚	US美国
App. No. 申请号 2011336788	App. No. 申请号 5059/DELNP/2013	App. No. 申请号 W00201302922	App. No. 申请号 13/990,042
All Pending等待结果
(II) CN App. No. 中国申请号 201010582393.3: Pending 等待结果 Filing Date: 29-Nov-2010 备案日期;2010年11月29日
Invention 8 发明8	Fines Capture and Recycle System and Uses Thereof (one cyclones/dipleg system) 细粉捕集和循环系统及其使用原理;一个旋风/料腿系统; Inventors: Francis Lau;Tsung-Yao Robert SHENG 发明人;刘锡明;盛宗耀
(I) PCT/US2012/044094: National stage due on 24-December-2013 PCT进入各国的有效期为2013年12月24日 Filing Date: 25-Jun-2012 备案日期;2012年6月25日
(II) US App. No. 美国申请号 13/532,769: Pending 等待结果 Filing Date: 25-Jun-2012 备案日期;2012年6月25日

Invention 9 发明9	Fluidized Beds Having Membrane Walls and Methods for Fluidizing 包含有膜式壁的流化床以及流化方法 Inventors: Timothy E. Vail 发明人;Timothy E. Vail
(I) PCT/US2010/041758: National stage due on 13-January-2013, according to Francis emai dated 9 January 2013, not enter into national stage  PCT进入各国的有效期为2013年1月13日;根据Francis 2013年1月9日的邮件;未在其他国家申请
Filing Date: 13-Jul-2010 备案日期;2010年7月13日
(II) US App. No. 美国申请号12/416,006: Pending 等待结果 Filing Date: 31-March-2009 备案日期;2009年3月31日
Invention 10 发明10	Synthetic Gas Recycle Method and Apparatus 一种合成气循环的装置及方法 Inventors: Mark K. Robertson & Gwo-Jang Abraham Liou 发明人;Mark K. Robertson 和 Gwo-Jang Abraham Liou
(I) PCT/US2010/048947: due date to national stage entry lapsed PCT未在各国申请 Filing Date: 15-Sep-2010 备案日期;2010年9月15日
(II) US App. No. 美国申请号12/563,800: Abandoned 放弃 Filing Date: 15-Sep-2009 备案日期;2010年9月15日
Invention 11 发明11	Fluidized beds, sizing of fluidizing medium inlet holes and methods of fluidizing 流化床, 流化介质进入孔尺寸以及流化方法 Inventors: David H. Nicoll, Timothy E. Vail 发明人;David H. Nicoll, Timothy E. Vail
(I) PCT/US2008/076089: entered following countries 已于下列国家申请专利 Filing Date: 11-Sep-2008 备案日期;2008年9月11日
Australia澳大利亚	China中国	Europe欧洲	India印度

App. No. 申请号 2008298732	App. No. 申请号 200880115584.X Pat No.专利号 ZL 200880115584.X	App. No. 申请号 08831249.1 Pat No.专利号 2200738	No Published information无信息发布
Pending等待结果	Issued 已授权	Issued 已授权	Pending等待结果
(II) US App. No. 美国申请号11/853,933: Pending 等待结果 Filing Date: 12-Sep-2007 备案日期;2007年9月12日
Invention 12 发明12	Venturi inserts, interchangeable venturis and methods of fluidizing 文丘里管插件、可替换的文丘里管和流化的方法 Inventors: David H. Nicoll, Timothy E. Vail 发明人;David H. Nicoll, Timothy E. Vail
(I) PCT/US2008/076090: entered following countries 已于下列国家申请专利 Filing Date: 11-Sep-2008 备案日期;2008年9月11日
Australia澳大利亚	China中国	Europe欧洲	India印度
Mr. John Winter instructed to abandon these applications. John Winter先生指示放弃这些申请。
(II) US App. No. 美国申请号11/853,934: Mr. John Winter instructed to abandon this application John Winter先生指示放弃这些申请。 Filing Date: 11-Sep-2007 备案日期;2007年9月11日
Invention 13 发明13	***
***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

Invention 14 发明14	***
***
Invention 15 发明15	***
***
Invention 16 发明16	***
***
Invention 17 发明17	***
***
Invention 18 发明18	***
***
Invention 19 发明19	***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

Annex B Marks

附件B

标识

1.	SES标志 SES Marks

1.1	英文标志 English

1.2	中文标志 Chinese

2.	SES标语 SES Slogan

2.1	Unlocking value through clean energy technology.

2.2	清洁能源技术创造价值。

2.3	褐煤和生物质气化的领导者。

B-1

3.	SES Gasification Technology Name

a)	SES Gasification Technology

b)	SES气化技术

4.	U-GAS商标

3.1	U-GAS®

5.	张化机商标 ZCM Marks

Annex C

Project Pipeline of SESHK and/or Its Affiliates

(before the Effective Date and within the Territory)

								Royalty fee			Proprietary equipment
No.	Company Name	Priority	Country	Project	Capacity	Estimated project start year	Technical proposal	Net Syngas scale* (ncm/hr)	Unit Price (US dollar)	Royalty fee (RMB)	Cost (RMB)	Margin (RMB)	20% Margin (RMB)	Quotation (RMB)	PDP Fee (RMB)	Technical Service (RMB)	Gasifier number	Remarks
1	***	High	China	***	***	***	Y	***	***	***	***	***	***	***
2	***	High	China	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
3	***	High	China	***	***	***	N	***	***	***								***
4	***	High	China	***	***	***	N	***	***	***								***
5	***	Medium	China	***	***		N	***										***
6	***	Medium	China	***	***	***	N	***	***						***	***	***	***
7	***	Medium	China	***	***	***	N	***		-								***
8	***	Medium	China	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
9	***	Medium	China	***	***		Y	***										***
10	***	Medium	China	***	***	***	N	***
11	***	Medium	China	***	***	***	Y	***	***	***	***	***	***	***	***	***
12	***	Medium	China	***	***	***	Y	***	***	***	***	***	***	***	***	***
13	***	Medium	China	***	***	***	N	***	***	***		***		***		***		***
14	***	Medium	China	***	***		N	***	***	***								***
15	***	Medium	China	***	***		Y	***	***	***	***	***	***	***	***	***	***
16	***	Medium	China	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
17	***	Medium	China	***	***	***	Y	***	***	***	***			***	***	***	***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

C-1

								Royalty fee			Proprietary equipment
No.	Company Name	Priority	Country	Project	Capacity	Estimated project start year	Technical proposal	Net Syngas scale* (ncm/hr)	Unit Price (US dollar)	Royalty fee (RMB)	Cost (RMB)	Margin (RMB)	20% Margin (RMB)	Quotation (RMB)	PDP Fee (RMB)	Technical Service (RMB)	Gasifier number	Remarks
18	***	Medium	China	***	***	***	Y	***	***	***	***	***			***	***	***
19	***	Medium	China	***	***		Y	***	***	***	***	***	***	***	***	***	***
20	***	Medium	China	***	***		Y	***	***	***	***			***	***	***
21	***	Low	China	***	***	***	N	***	***	***								***
22	***	Low	China	***	***	***	Y	***	***	***	***	***	***	***	***	***
23	***	Low	China	***	***		Y	***	***	***	***			***	***	***
24	***	Low	China	***	***	***	N	***	***	***								***
25	***	Low	China	***	***	***	Y	***	***	***	***			***	***	***		***
26	***	Low	China	***	***	***	Y	***	***	***	***	***	***	***	***	***	***	***
27	***	Low	China	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
28	***	Low	China	***	***	***	N	***	***	***		***						***
29	***	Low	China	***	***		Y	***	***	***	***	***		***	***	***	***
30	***	Low	China	***	***	***	N	***	***	***	***	***		***	***	***		***
31	***	Low	China	***	***	***	Y	***	***	***	***	***		***	***	***
32	***	Low	China	***	***	***	Y	***	***	***	***	***	***	***	***	***	***	***
33	***	Low	China	***	***		Y	***	***	***	***	***	***	***	***	***	***
34	***	Low	China	***	***		N	***	***	***	***			***	***	***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

C-2

								Royalty fee			Proprietary equipment
No.	Company Name	Priority	Country	Project	Capacity	Estimated project start year	Technical proposal	Net Syngas scale* (ncm/hr)	Unit Price (US dollar)	Royalty fee (RMB)	Cost (RMB)	Margin (RMB)	20% Margin (RMB)	Quotation (RMB)	PDP Fee (RMB)	Technical Service (RMB)	Gasifier number	Remarks
35	***	Low	China	***	***		N	***	***	***	***			***	***	***
36	***	Low	China	***	***		Y	***	***	***	***			***	***	***		***
37	***	Low	China	***	***		Y	***	***	***	***		***	***	***	***	***
38	***	Low	Indonesia	***	***
39	***	Medium	Indonesia	***	***	***												***
40	***	Low	Phillipines	***	***
41	***	high	***	***	***	***												***
42	***	high	***	***	***	***												***
43	***	High	***	***	***	***												***
44	***	High	***	***	***	***												***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

C-3

								Royalty fee			Proprietary equipment
No.	Company Name	Priority	Country	Project	Capacity	Estimated project start year	Technical proposal	Net Syngas scale* (ncm/hr)	Unit Price (US dollar)	Royalty fee (RMB)	Cost (RMB)	Margin (RMB)	20% Margin (RMB)	Quotation (RMB)	PDP Fee (RMB)	Technical Service (RMB)	Gasifier number	Remarks
45	***	High	***	***	***	***												***
46	***	High	***	***	***	***												***

*** This information has been omitted in reliance upon Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

C-4

Annex D

Form of Technical Non-disclosure Agreement

Agreement made this [DATE]

Between Synthesis Energy Systems, Inc. (“SES”) and

[COUNTERPARTY] (“Recipient”)

SES has developed, licensed or otherwise acquired proprietary technical information relating to coal gasification technology, biomass and blends of coal and biomass, for the manufacture of synthesis gas in a proprietary process and its integration with adjacent technologies for: (1) the production of clean synthesis gas, (2) the production of hydrogen, (3) the production of chemicals, (4) the production of transportation fuels, and (5) the production of electric power, (6) coal preparation and feeding, (7) ash discharge (8) particulate recycling, control and removal, and (9) enhanced methanol production (the “SES Technology”).

Recipient desires to obtain from SES sufficient technical information for the purpose of enabling Recipient to collaborate with SES, evaluate such collaboration, provide technical services or technical support services to SES, or enter into any business or technical relationships with SES (the “Purpose”).

SES is willing to make available to Recipient such of SES's technical information as in SES’s opinion will be useful to Recipient for the Purpose, on the basis set forth in this letter agreement (this “Agreement”).

In consideration for the mutual covenants contained herein and the other good and valuable consideration to be provided hereunder, the parties hereby agree as follows:

1.          For purposes of this Agreement, “SES Confidential Information” means any and all technical or other information disclosed to or obtained by Recipient (including, without limitation, all information comprising or relating to the SES Technology), directly or indirectly, by SES or its affiliates under this Agreement, whether disclosed orally, in writing, visually or electronically. SES Confidential Information shall also include any such information that is or may be combined with any other information by Recipient and any evaluations thereof prepared by or on behalf of Recipient. Notwithstanding the foregoing, SES Confidential Information shall not include any information

(1) that is or hereafter becomes, through no fault of Recipient, generally available to the public or otherwise a part of the public domain by publication or otherwise;

(2) that Recipient can demonstrate was received by it from a third party having the right to disclose the same without any restriction on disclosure and who did not receive it directly or indirectly from SES, its parent, affiliates or their successors in interest in violation of any confidentiality obligation to SES or any of them ; or

(3) that Recipient can demonstrate was already lawfully in its possession at the time of receipt from SES or hereafter developed by Recipient's employees who did not have access or recourse to any SES Confidential Information;

provided that information disclosed under or as a result of this Agreement shall not be deemed to be within the foregoing exceptions merely because such information is embraced by more general information in the public domain or in the possession of Recipient, nor will a combination of features be deemed within the foregoing exceptions merely because individual features are in the public domain or in Recipient’s possession unless the combination itself is in the public domain or in Recipient’s possession.

2.          Recipient will not itself, nor will it permit any other person, to publish, copy or reproduce in any form or manner, nor disclose the SES Confidential Information, in whole or in part, directly or indirectly, to any third party (including without limitation to any contractor, affiliate, agent, government agency, or customer) without the prior written consent of SES. Recipient agrees that Recipient will limit access to SES Confidential Information to only those employees of the Recipient who are needed for the Purpose and who have undertaken obligations of confidentiality and limited use no less restrictive than those set forth in this Agreement, and provided that Recipient will advise each such person of the confidential nature of SES Confidential Information and of the obligations of this Agreement. Recipient will be responsible for any breach of the terms of this Agreement by any person receiving SES Confidential Information directly or indirectly from Recipient.

3.          Recipient will employ at least the same degree of care in protecting the SES Confidential Information as it employs in protecting its own confidential information of similar import, but not less than a reasonable degree of care. Without limiting the foregoing, Recipient will not copy any SES Confidential Information, except as may be required for the Purpose, and will store such SES Confidential Information in a secure place.

4.          Recipient agrees that Recipient will not directly or indirectly use or permit the use of the SES Confidential Information for any purpose other than the Purpose.

5.          In the event that Recipient receives an order to disclose all or any part of the SES Confidential Information under the terms of a subpoena or order issued by a court or by a governmental body, Recipient agrees (1) to notify SES immediately of the existence, terms, and circumstances surrounding such order, (2) to consult with SES on the advisability of taking legally-available steps to resist or narrow such order, (3) cooperate with any legally-available steps taken by SES to resist or narrow such order, and (4) if disclosure of such SES Confidential Information is required to prevent Recipient from being held in contempt or subject to other penalty, to furnish only such portion of the SES Confidential Information as, in the written opinion of Recipient’s counsel, it is legally compelled to disclose, and (5) to exercise its best reasonable efforts to obtain an order or other reliable assurance from such court of governmental body that confidential treatment will be accorded to the SES Confidential Information.

6.          At SES’s request and in any event upon termination of this Agreement, Recipient shall return or procure the return to SES of all documents and materials furnished to it by SES incorporating any SES Confidential Information and shall destroy all copies or other documents and materials that contain, reflect or are derived from SES Confidential Information, whether the same be in the possession of Recipient or of any person who has received the SES Confidential Information from the Recipient.

7.          Recipient agrees to disclose promptly to SES any inventions, improvements or derivatives which are conceived by any employee of Recipient or by any third party recipient of SES Confidential Information from Recipient, and which are based on any SES Confidential Information. Recipient grants to SES (and shall procure the grant from any such third party if required of) an exclusive, worldwide, irrevocable, royalty-free license and licensing right to any and all such inventions, improvements and derivatives, whether patentable or not, all without accounting to Recipient or any other party.

8.          Nothing contained herein shall be construed as granting Recipient or any other party a license under any patent, trade secret or other rights of SES or its affiliates relating to SES Confidential Information or any SES intellectual property. Nothing in this Agreement shall be deemed a commitment by either party to enter into any license or further agreement. Recipient undertakes not to create, use, register or seek to register any mark, domain name, copyright material, patent, design, trade name or trade dress which incorporates or is confusingly similar to any SES Confidential Information or SES intellectual property.

9.          Recipient acknowledges and agrees that money damages would be an inadequate remedy for its breach of this Agreement because of the difficulty of ascertaining the amount of damages that would be suffered by SES in connection therewith. Therefore, Recipient agrees that SES shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach or threatened breach of the provisions of this Agreement by Recipient, in addition to all other remedies available to SES at law or in equity.

10.          This Agreement constitutes the entire agreement between the parties and supersede and cancel all prior negotiations, understandings and agreements between the parties, whether oral or written, regarding the subject matter of this Agreement or thereof. This Agreement can be amended only by written document signed by both parties which expressly states that it is to be an amendment of this Agreement. If any provision of this Agreement is declared void or otherwise unenforceable, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

11.          This Agreement shall come into effect on the day first written above and shall continue in full force until terminated at any time by either party by providing written notice of such termination to the other party. Termination of this Agreement shall not relieve the Recipient of any obligation hereunder with respect to SES Confidential Information disclosed to Recipient prior to such termination and the restrictions set forth in this Agreement shall remain in full force unless and until such SES Confidential Information ceases to be SES Confidential Information under Paragraph 1 of this Agreement.

12.          The provisions of this Agreement will be for the benefit of and binding upon each of the parties, and their respective successors and assigns, and will be governed by and construed in accordance with the laws of England without regard to its conflict of law rules.

13.          (1) All disputes arising out of or in connection with this Agreement shall be submitted to the International Court of Arbitration of the International Chamber of Commerce and shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (the "Rules").

(2) Arbitration shall be conducted using the English language. The place of the Arbitration shall be [Singapore].

(3) There shall be three (3) arbitrators. Each party shall appoint one arbitrator, and the third and presiding arbitrator shall be selected by agreement between the parties, or failing agreement within twenty (20) days of the appointment of the two party-nominated arbitrators, in accordance with the said Rules. The presiding arbitrator shall not be a national of China, Hong Kong, Macau, Taiwan or the USA.

14.          Nothing in this Agreement shall prevent SES from applying for injunctive relief on the grounds of misuse or threatened misuse of SES Confidential Information or infringement, or threatened infringement of SES's intellectual property.

IN WITNESS WHEREOF, an authorized representative of each respective party has executed this Agreement on the date first written above.

SES: SYNTHESIS ENERGY SYSTEMS, INC.

By:
Name:
Title:

RECIPIENT:

By:
Print Name:
Print Title: